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                          MFS(R) SUN LIFE SERIES TRUST
                           MFS(R) Total Return Series

                      Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Series - Investment Adviser" section is hereby restated as follows:

         Total Return Series - David M. Calabro, a Senior Vice President of MFS, has been a portfolio manager of the Series since July 19, 1995 and employed by the Adviser as a portfolio manager since 1992. Mr. Calabro is the head of this portfolio management team and a manager of the common stock portion of the Series' portfolio. Geoffrey L. Kurinsky, a Senior Vice President of MFS, has been a portfolio manager of the Series since July 19, 1995 and employed by the adviser as a portfolio manager since 1987. Mr. Kurinsky is the manager of the Series' fixed income securities. Constantinos G. Mokas, a Vice President of MFS, has been a portfolio manager of the Series since April 1, 1998, and has been employed by the Adviser as a portfolio manager since 1990. Mr. Mokas is the manager of the Series' convertible securities. Lisa B. Nurme, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Series' portfolio and has been a portfolio manager of the Series since July 19, 1995. Maura A. Shaughnessy, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1991 and has been a portfolio manager of the Series since July 19, 1995. Ms. Shaughnessy is a manager of the common stock portion of the Series' portfolio. Kenneth J. Enright, a Vice President of MFS, has been employed by the Adviser as a portfolio manager since 1986 and has been a portfolio manager of the Series since January 15, 1999. Mr. Enright is a manager of the common stock portion of the Series' portfolio.







                    The date of this  Supplement is January 15, 1999.